UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 30, 2003

AMERICAN INTERNATIONAL INDUSTRIES, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-25223

Nevada	88-0326480
(State of Incorporation)	(I.R.S. Employer Identification No.)

601 Cien Street, Suite 235, Kemah, TX	77565-3077
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 334-9479

TABLE OF CONTENTS

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS. Back to Table of Contents

On December 30, 2003, the Registrant filed a Form 8-K disclosing the acquisition of 51% of Delta Seaboard Well Service, Inc., a Texas corporation ("Delta") and two related entities, effective September 30, 2003. The Registrant completed this acquisition but inadvertently included as a related entity Seaboard Equipment Company, which was not a Delta subsidiary, but rather was owned by the principal shareholders of Delta. The related entities that were included in the acquisition by the Registrant were Aztec Pipe & Equipment,Inc. and Seaboard Well Service, Inc. The Combined Financial Statements of Delta that were included in the Form 8-K filed on December 30, 2003 were correct and reflected the operations of Delta, Aztec Pipe & Equipment, Inc. and Seaboard  Well Service, Inc.  Footnote 1 and Footnote 7 to the Delta's Combined Financial Statements repeated the error of referring to Aztec Pipe  & Equipment, Inc.  as Seaboard  Equipment Company. As a result, this Form 8-K/A corrects this inadvertent error.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

The following  Exhibit was previously filed and is incorporated by reference in this Form 8-K/A Current Report:

Exhibit No.	Description
10.13	Delta Seaboard Well Services, Inc. Stock Purchase Agreement, filed with the Registrant's Form 8-K on December 31, 2003.

DELTA SEABOARD WELL SERVICE, INC. AND RELATED ENTITIES

Independent Auditors' Reports	6
Combined Financial Statements:
Balance Sheets - December 31, 2002 and 2001	7
Statements of Operations - Years ended December 31, 2002 and 2001	8
Statements of Stockholders' Equity - Years ended December 31, 2002 and 2001	9
Statements of Cash Flows - Years ended December 31, 2002 and 2001	10
Notes to Combined Financial Statements	11

DELTA SEABOARD WELL SERVICE, INC.
UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

Effective September 30, 2003, the Company acquired a 51% interest in Delta Seaboard Well Service, Inc. and related entities for cash consideration. The acquisition was accounted for using the purchase method of accounting.

The following unaudited proforma consolidated statements of operations for the nine months ended September 30, 2003 and for the year ended December 31, 2002, assumes the acquisition of Delta had occurred on January 1, 2002 and include the historical unaudited consolidated statements of operations for the Registrant for the year ended December 31, 2002 and nine months ended September 30, 2003, adjusted for the proforma effects of the acquisition.

The unaudited proforma consolidated statements are not necessarily indicative of the results of operations that would actually have occurred if the transactions had been consummated as of January 1, 2002. These statements should be read in conjunction with the historical financial statements and related notes thereto of the Registrant, in its annual report on Form 10-KSB and Delta Seaboard Well Service, Inc. financial statements included herein.

R. E. Bassie & Co.
Certified Public Accountants

6671 Southwest Freeway, Suite 550
Houston, Texas 77074-2220
Tel: (713) 272-8500 Fax: (713) 272-8515
E-Mail: Rebassie@aol.com

Independent Accountants' Report

To The Board of Directors and Stockholders
Delta Seaboard Well Service, Inc.:

We have audited the combined balance sheets of Delta Seaboard Well Service, Inc. and related entities (the Company) as of December 31, 2002 and 2001, and the related combined statements of operations, stockholders' equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Delta Seaboard Well Service, Inc. and related entities as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ R. E. Bassie & Co.
Houston, Texas
October 31, 2003

DELTA SEABOARD WELL SERVICE, INC. AND RELATED ENTITIES
Combined Balance Sheets
December 31, 2002 and 2001
Assets	2002	2001
Current assets:
Cash	$119,276	$151,081
Accounts receivable, less allowance for doubtful accounts of
$1,613,454 in 2002 and $155,496 in 2001	1,650,475	1,635,694
Inventories	397,090	106,227
Drilling rigs held for sale	3,001,281	2,795,212
Prepaid expenses and other current assets	337,660	341,654
Total current assets	5,505,782	5,029,868

Property and equipment, net of accumulated
depreciation and amortization	6,421,032	6,415,841
Other assets	6,150	6,150
Total assets	$11,932,964	$11,451,859

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable and accrued expenses	3,368,397	2,411,871
Short-term notes payable	2,941,678	3,402,147
Due to related parties	1,266,290	1,065,581
Current installments of long-term debt	3,282,690	337,313
Total current liabilities	10,859,055	7,216,912
Long-term debt, less current installments	298,622	3,185,077
Total liabilities	11,157,677	10,401,989

Stockholders' equity:
Common stock	2,140	2,140
Retained earnings	773,147	1,047,730
Total stockholders' equity	775,287	1,049,870

Commitments and contingent liabilities
Total liabilities and stockholders' equity	$11,932,964	$11,451,859

See accompanying notes to combined financial statements.

DELTA SEABOARD WELL SERVICE, INC. AND RELATED ENTITIES
Combined Statements of Operations
Years ended December 31, 2002 and 2001
	2002	2001

Revenues	$14,536,075	$17,169,884

Costs and expenses:
Materials and supplies	4,060,371	9,137,145
Salaries, wages, and employee benefits	4,904,775	4,116,731
Contractual and professional services	279,858	229,084
Insurance	1,221,288	514,380
Rental and leases	442,921	261,189
Telephone and utilities	191,913	157,662
Repairs and maintenance	413,659	243,861
Other expenses	779,462	1,755,066
Bad debt expense	1,472,822	115,491
Interest expense	597,183	206,541
Depreciation and amortization	446,406	295,389
Total expenses	14,810,658	17,032,539

Net income (loss) from operations before income taxes	(274,583)	137,345

Provision for income taxes	-	-

Net income (loss)	$(274,583)	$137,345

See accompanying notes to combined financial statements.

DELTA SEABOARD WELL SERVICE, INC. AND RELATED ENTITIES
Combined Statements of Stockholders' Equity
Years ended December 31, 2002 and 2001

			Additional		Total
	Common Stock		paid-in	Retained	stockholders'
	shares	amount	capital	earnings	equity

Balance, December 31, 2000	601,000	$2,140	$297,000	$910,385	$1,209,525

Transfer of capital to loan
from related parties	-	-	(297,000)	-	(297,000)

Net income	-	-	-	137,345	137,345
Balance, December 31, 2001	601,000	2,140	-	1,047,730	1,049,870

Net loss	-	-	-	(274,583)	(274,583)
Balance, December 31, 2002	601,000	$2,140	$-	$773,147	$775,287

See accompanying notes to combined financial statements.

DELTA SEABOARD WELL SERVICE, INC. AND RELATED ENTITIES
Combined Statements of Cash Flows
Years ended December 31, 2002 and 2001

	2002	2001
Cash flows from operating activities:
Net income (loss)	$(274,583)	$137,345
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation and amortization	446,406	295,389
Bad debt expense	1,472,822	115,491
(Increase) decrease in operating assets:
Accounts receivable	(1,487,603)	(92,470)
Inventories	(290,863)	729,275
Drilling rigs held for sale	(206,069)	(1,833,846)
Prepaid expenses and other current assets	3,994	(163,235)
Other assets	-	11,160
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	1,086,259	379,773
Net cash provided by (used in) operating activities	750,363	(421,118)

Cash flows from investing activities:
Capital expenditures for property and equipment	(135,597)	(41,374)
Net cash used in investing activities	(135,597)	(41,374)

Cash flows from financing activities:
Proceeds from short-term borrowing	1,266,524	1,525,318
Repayment of short-term borrowing	(1,790,125)	(1,144,808)
Proceeds from borrowing from related parties	40,976	332,905
Repayment of borrowing from related parties	(18,000)	-
Proceeds from long-term debt	223,999	-
Principal payments on long-term debt	(369,945)	(314,381)
Net cash provided by (used in) financing activities	(646,571)	399,034

Net decrease in cash	(31,805)	(63,458)

Cash at beginning of year	151,081	214,539
Cash at end of year	$119,276	$151,081

Supplemental schedule of cash flow information:
Interest paid	$124,923	$128,704

Non-cash transactions:

Issuance of promissory notes to acquire property and equipment	$268,000	$5,440,163

See accompanying notes to combined financial statements.

Delta Seaboard Well Services, Inc.
and Related Entities
Notes to Combined Financial Statements
December 31, 2002 and 2001

(1) Summary of Significant Accounting Policies

Organization, Ownership and Business

Delta Seaboard Well Service, Inc. (the "Company" or "Delta"), a Texas corporation, was incorporated in 1958. The Company's core business is well plugging and abandonment, workovers, and completions.

Principles of Combing Financial Statements

The combined financial statements include the accounts of the Company and two other companies under common ownership and interrelated operations: Aztec Pipe  & Equipment, Inc. and Seaboard  Well Service, Inc. All significant intercompany transactions and balances have been eliminated in combining the three companies.

Accounts Receivable

Accounts receivable consist primarily of trade receivables, net of a valuation allowance for doubtful accounts.

Inventories

Inventories are valued at the lower-of-cost or market on a first-in, first-out basis.

Investment Securities

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Management determines the appropriate classification of its investments in marketable securities at the time of purchase and reevaluates such determination at each balance sheet date. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Debt securities for which the Company does not have the intent or ability to hold to maturity and equity securities not classified as trading securities are classified as available-for-sale. The cost of investments sold is determined on the specific identification or the first-in, first-out method. Trading securities are reported at fair value with unrealized gains and losses recognized in earnings, and available-for-sale securities are also reported at fair value but unrealized gains and losses are shown in the caption "unrealized gains (losses) on shares available-for-sale" included in stockholders' equity. Management determines fair value of its investments based on quoted market prices at each balance sheet date.

Property, Equipment and Depreciation

Property and equipment are recorded at cost less accumulated depreciation. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense. Depreciation is computed over the estimated useful lives of the assets (5-20 years) using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

Drilling Rigs Held for Sale

Drilling rigs held for sale are carried at the lower-of-cost or fair market value, net of selling costs. Management assesses the value of drilling rig held for sale on a quarterly and annual basis to determine if any impairment to this net realizable value has occurred. Management closely monitors any changes in the market, which would indicate that a change in the value of its holdings has occurred and also obtains independent third party appraisals on its holdings on an as-needed basis.

Revenue Recognition

The Company recognizes revenue at the time of shipment of product to its customers or completion of services provided.

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized.

Advertising Costs

The cost of advertising is expensed as incurred.

Management's Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Concentration of Credit Risk

Trade accounts receivable subject the Company to the potential for credit risk with customers in the oil and gas drilling sectors. To reduce credit risk, the Company performs ongoing evaluations of its customer's financial condition but generally does not require collateral.

Fair Value of Financial Instruments

The Company estimates the fair value of its financial instruments using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the Company estimates of fair value are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumption and/or estimation methodologies may have a material effect on the estimated fair value amounts. The interest rates payable by the Company on its notes payable approximate market rates. The Company believes that the fair value of its financial instruments comprising accounts receivable, notes receivable, accounts payable, and notes payable approximate their carrying amounts.

New Standards Implemented

In January 2003, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation; Transition and Disclosures." This statement provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement also amends the disclosure requirements of SFAS No. 123 to require more prominent and frequent disclosures in the financial statements about the effects of stock-based compensation. The transitional guidance and annual disclosure provisions of this Statement were effective for the December 31, 2002 financial statements.

In May 2003, the FASB issued SFAS No. 150. "Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity," which establishes standards for how an issuer classifies and measures certain financial statements with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003 for public companies. The Company does not believe that the adoption of SFAS No. 150 will have a significant impact on its financial statements.

(2) Property and Equipment

Major classes of property and equipment together with their estimated useful lives, consisted of the following:

		December 31
	Years	2002	2001
Drilling rigs and related equipment	7-15	$6,428,513	$6,057,752
Machinery and equipment	3-20	754,050	631,835
Furniture and fixtures	5-10	60,191	52,398
Leasehold improvements	10	6,616	6,616
Vehicles	5	842,191	939,363
		8,091,561	7,687,964
Less accumulated depreciation and amortization		1,670,529	1,272,123
Net property and equipment		$6,421,032	$6,415,841

3. Short-term Notes Payable
	December 31
	2002	2001
Note payable, due in monthly installments of interest only, with interest at the prime rate as published in the Wall Street Journal, the note is payable when the two drillings rigs are sold, secured by the two drilling rigs	$2,503,359	$2,503,359

Demand note payable to bank, due in monthly installments of $8,483, including interest at prime plus 1.5%, if demand is not made, the remaining principal balance due May 2006, secured by equipment	348,209	458,617

Demand note payable to bank, due in monthly installments of $2,067, including interest at prime plus 2%, if demand is not made, the remaining principal balance due May 2006, secured by equipment	83,877	108,784

Other notes with various terms	6,233	331,387
	$2,941,678	$3,402,147

(4) Long-term Debt

Long-term debt consisted of the following:

	December 31
	2002	2001
Note payable, due in monthly installments of $62,210, with interest at 12%, through November 2006, secured by two drilling rigs	$3,092,531	$2,796,641

Note payable to a bank, due in monthly installments of $8,802, including interest at 7.9%, secured by equipment	101,908	165,040

Other notes with various terms	386,873	560,709
Total long-term debt	3,581,312	3,522,390
Less current installments	3,282,690	337,313
Total long-term debt, less current installments	$298,622	$3,185,077

Principal repayment provisions of long-term debt are as follows at December 31, 2002:

2003	$3,282,690
2004	116,753
2005	102,874
2006	78,995
Total	$3,581,312

(5) Income Taxes

A reconciliation of income taxes at the federal statutory rate to amounts provided for the years ended December 31, are as follows:

	December 31
	2002	2001
Tax expense/(benefit) computed at statutory rate for continuing operations	$(93,358)	$46,697
Tax (benefit) of operating loss carryforwards	93,358	(46,697)
Tax expense/(benefit) for continuing operations	$-	$-

The Company has current net operating loss carryforwards in excess of $1,124,000 as of December 31, 2002, to offset future taxable income, which expires 2020.

Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates, which will be in effect when these differences reverse. The components of deferred income tax assets are as follows:

		December 31
		2002		2001
Deferred tax assets:	$		$
Net operating loss		1,124,622		1,031,264

Total deferred tax asset		1,124,622		1,031,264

Valuation allowance		(1,124,622)		(1,031,264)
Net deferred asset		$-		$-

At December 31, 2002, the Company provided a 100% valuation allowance for the deferred tax asset because given the volatility of the current economic climate, it could not be determined whether it was more likely than not that the deferred tax asset/ (liability) would be realized.

(6) Leases

The Company leases office and spaces for storage facilities under noncancellable-operating leases, which expires in various terms through December 2011. Future minimum lease payments under these operating leases are as follows:

Year Ended December 31,	Amount
2003	$71,550
2004	45,300
2005	8,550
2006	8,550
2007	8,550
Thereafter	34,200
Total	$176,700

(7) Stockholders' Equity

The number of stock authorized, outstanding and the par value of these shares for each company are as following:

	Number of Shares Authorized	Number of Shares Outstanding	Par Value
Delta Seaboard Well Service, Inc.	1,000	1,000	N/A
Aztec Pipe & Equipment, Inc.	500,000	500,000	N/A
Seaboard Well Service, Inc.	100,000	100,000	N/A

DELTA SEABOARD WELL SERVICE, INC.
UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

Proforma Financial Information	4
Proforma Consolidated Balance Sheet - September 30, 2003	18
Proforma Consolidated Statement of Operations - Year ended December 31, 2002	19
Proforma Consolidated Statement of Operations - Nine months ended September 30, 2003	20
Note to Unaudited Proforma Consolidated Financial Statements	20

DELTA SEABOARD WELL SERVICE, INC.
UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

Effective September 30, 2003, the Company acquired a 51% interest in Delta Seaboard Well Service, Inc. and related entities for cash consideration. The acquisition was accounted for using the purchase method of accounting.

The following unaudited proforma consolidated statements of operations for the nine months ended September 30, 2003 and for the year ended December 31, 2002, assumes the acquisition of Delta had occurred on January 1, 2002 and include the historical unaudited consolidated statements of operations for the Registrant for the year ended December 31, 2002 and nine months ended September 30, 2003, adjusted for the proforma effects of the acquisition.

The unaudited proforma consolidated statements are not necessarily indicative of the results of operations that would actually have occurred if the transactions had been consummated as of January 1, 2002. These statements should be read in conjunction with the historical financial statements and related notes thereto of the Registrant, in its annual report on Form 10-KSB and Delta Seaboard Well Service, Inc. financial statements included herein.

AMERICAN INTERNATIONAL INDUSTRIES, INC. AND SUBSIDIARIES
Unaudited Proforma Consolidated Balance Sheet
September 30, 2003

		Delta
	American	Seaboard Well
	International	Services, Inc.
	Industries, Inc.	and Related	Proforma	Proforma
	and Subsidiaries	Entities	Adjustments	Consolidated
Assets
Current assets:
Cash	$496,368	$-	$-	$496,368
Certificate of deposit	300,000	-	-	300,000
Trading securities	19,200	-	-	19,200
Available-for-sale securities	4,500,000	-	-	4,500,000
Accounts receivable, net	1,745,786	1,149,121	-	2,894,907
Accounts receivable from related parties	515,378	36,479	-	551,857
Inventories	2,275,608	231,481	-	2,507,089
Real estate held for sale	225,000	-	-	225,000
Prepaid expenses and other current assets	10,687	344,432	-	355,119
Drilling rigs held for sale	-	1,687,408	-	1,687,408
Intercompany receivable (payable)	3,670,564	(3,670,564)	-	-
Total current assets	13,758,591	(221,643)	-	13,536,948

Notes receivable	970,208	-	-	970,208
Property and equipment, net	1,055,501	6,458,250	-	7,513,751
Excess of cost over net assets of businesses acquired, net	674,539	-	-	674,539
Investment in consolidated subsidiary	1,270,828	-	(1,270,828)	-
Other assets	6,183	6,150	-	12,333
Total assets	$17,735,850	$6,242,757	$(1,270,828)	$22,707,779

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	3,052,395	1,989,235	-	5,041,630
Short-term notes payable	-	716,016	-	716,016
Current installments of long-term debt	35,000	45,686	-	80,686
Total current liabilities	3,087,396	2,750,937	-	5,838,332

Long-term notes payable to related parties	33,800	-	-	33,800
Long-term debt	1,143,849	1,000,000	-	2,143,849
Minority interest	82,097	-	1,220,992	1,303,089
Total liabilities	4,347,141	3,750,937	1,220,992	9,319,070

Stockholders' equity:
Preferred stock	400	-	-	400
Common stock	2,466	2,466	(2,466)	2,466
Additional paid-in capital	24,560,956	2,489,354	(2,489,354)	24,560,956
Accumulated deficit	(11,141,085)	-	-	(11,141,085)
	13,422,737	2,491,820	(2,491,820)	13,422,737
Less treasury stock, at cost	(34,028)	-	-	(34,028)
Total stockholders' equity	13,388,709	2,491,820	(2,491,820)	13,388,709

Total liabilities and stockholders' equity	$17,735,850	$6,242,757	$(1,270,828)	$22,707,779

See accompanying notes to unaudited Proforma consolidated financial statements.

AMERICAN INTERNATIONAL INDUSTRIES, INC. AND SUBSIDIARIES
Unaudited Proforma Consolidated Statement of Operations
Year ended December 31, 2002

		Delta
	American	Seaboard Well
	International	Services, Inc.
	Industries, Inc.	and Related	Proforma	Proforma
	and Subsidiaries	Entities	Adjustments	Consolidated

Revenues	$13,378,040	$14,536,075	$-	$27,914,115

Costs and expenses:
Costs of sales	6,817,904	8,961,221	-	15,779,125
Selling, general and administrative	1,955,133	3,779,432	-	5,734,565
Bad debt expense	1,536,004	1,472,822	-	3,008,826
Total costs and expenses	10,309,041	14,213,475	-	24,522,516

Operating income	3,068,999	322,600	-	3,391,599

Other income (expenses):
Interest income	36,051	-	-	36,051
Realized losses on securities available for sale	(614,935)	-	-	(614,935)
Realized losses on trading securities	(97,100)	-	-	(97,100)
Unrealized losses on trading securities	(13,200)	-	-	(13,200)
Loss on sale of subsidiary	(179,608)	-	-	(179,608)
Loss on sale of assets	(37,030)	-	-	(37,030)
Interest expense	(100,378)	(597,183)	-	(697,561)
Other income	39,225	-	-	39,225
Total other expenses	(966,975)	(597,183)	-	(1,564,158)

Net earnings (loss) before income taxes	2,102,024	(274,583)	-	1,827,441

Provision for income taxes	-	-	-	-

Net earnings (loss) from operations	$2,102,024	$(274,583)	$-	$1,827,441

See accompanying notes to unaudited Proforma consolidated financial statements.

AMERICAN INTERNATIONAL INDUSTRIES, INC. AND SUBSIDIARIES
Unaudited Proforma Consolidated Statement of Operations
Nine months ended September 30, 2003

		Delta
	American	Seaboard Well
	International	Services, Inc.
	Industries, Inc.	and Related	Proforma	Proforma
	and Subsidiaries	Entities	Adjustments	Consolidated

Revenues	$4,010,008	$5,230,123	$-	$9,240,131

Costs and expenses:
Costs of sales	3,338,693	3,463,258	-	6,801,951
Selling, general and administrative	1,792,539	1,326,894	-	3,119,433
Bad debt expense	-	29,749	-	29,749
Total costs and expenses	5,131,232	4,819,901	-	9,951,133

Operating income (loss)	(1,121,224)	410,222	-	(711,002)

Other income (expenses):
Interest income	35,009	-	-	35,009
Realized losses on sales of trading securities	(232,548)	-	-	(232,548)
Gain on sale of assets	469,400	-	-	469,400
Interest expense	(71,742)	(355,775)	-	(427,517)
Other income	2,288	-	-	2,288
Minority interest in income of subsidiary	-	(26,679)	-	(26,679)
Total other income	202,407	(382,454)	-	(180,047)

Net earnings (loss) before income taxes	(918,817)	27,768	-	(891,049)

Provision for income taxes	-	-	-	-

Net earnings (loss) from operations	$(918,817)	$27,768	$-	$(891,049)
See accompanying notes to unaudited Proforma consolidated financial statements.

Unaudited Proforma Consolidated Financial Statements
Notes to Unaudited Proforma Consolidated Financial Statements

(1) Basis of Presentation

The unaudited Proforma Consolidated Statement of Operations for the nine months ended September 30, 2003, included the unaudited historical results of operations for American International Industries, Inc. and Delta Seaboard Well Service, Inc. for the nine months ended September 30, 2003, adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2002.

The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2002, included the audited historical results of operations of the Company and Delta, and adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2002. The unaudited Proforma Balance Sheet at September 30, 2003, included the unaudited balance sheet of the Company and Delta as of September 30, 2003, assuming the acquisition occurred on September 30, 2003, adjusted for the proforma effects of the acquisition.
The capital accounts of the Company have been adjusted as of September 30, 2003 to report the effects of the acquisition, assuming the acquisition occurred on September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Industries, Inc.
By /s/ Daniel Dror, CEO, President and Chairman

Date: August 31, 2005